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                                                                     EXHIBIT 24


                               GRUBB & ELLIS COMPANY
                                 POWER OF ATTORNEY

                             ANNUAL REPORT ON FORM 10-K


     The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President and Chief Executive Officer of the Company, the Company's Annual Report on Form 10-K for the 1998 fiscal year and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 28th day of May, 1998.



                                          /s/  Neil Young
                                          -------------------------------------
                                          Neil Young
                                          President and Chief Executive Officer

                               GRUBB & ELLIS COMPANY
                                 POWER OF ATTORNEY

                             ANNUAL REPORT ON FORM 10-K


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh, and Carol M. Vanairsdale, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1998 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 28th day of May, 1998.


/s/  Lawrence S. Bacow                  /s/  Reuben S. Leibowitz
------------------------------          ------------------------------
Lawrence S. Bacow                       Reuben S. Leibowitz


/s/  Robert J. McLaughlin               /s/  John D. Santoleri
------------------------------          ------------------------------
Robert J. McLaughlin                    John D. Santoleri


/s/  R. David Anacker                   /s/  Joe F. Hanauer
------------------------------          ------------------------------
R. David Anacker                        Joe F. Hanauer


/s/  Neil Young                         /s/  Sidney Lapidus
------------------------------          ------------------------------
Neil Young                              Sidney Lapidus

/s/  Todd Williams                      /s/  C. Michael Kojaian
------------------------------          ------------------------------
Todd Williams                           C. Michael Kojaian